UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Valley Commerce Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Valley Commerce Bancorp

April 12, 2011

Dear Shareholder:

We are pleased to enclose our 2010 Annual Report on Form 10-K, Notice of 2011 Annual Meeting, Proxy Statement and proxy.

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Valley Commerce Bancorp to be held at 6:00 p.m. on Tuesday, May 24, 2011 at the Visalia Country Club, Main Dining Room, 625 North Ranch Road, Visalia, California.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

Your continuing support of Valley Commerce Bancorp is appreciated, and we hope you will attend the Annual Meeting.  Whether or not you are personally present, it is very important that your shares be represented at the meeting.  Accordingly, please sign, date, and mail the enclosed proxy promptly.  If you wish to vote in accordance with the Board of Directors’ recommendations, it is not necessary to specify your choices.  You may simply sign, date and return the enclosed proxy.

Sincerely,

/s/ Walter A. Dwelle Walter A. Dwelle Chairman of the Board	/s/ Allan W. Stone Allan W. Stone President and Chief Executive Officer

701 W. Main Street, Visalia, California 93291
  •  Telephone (559) 622-9000  •  Fax (559) 636-1095
MEMBER FDIC

  Valley Commerce Bancorp

  Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Valley Commerce Bancorp (the “Company”) will be held at 6:00 p.m. on Tuesday, May 24, 2011 at the Visalia Country Club, Main Dining Room, 625 North Ranch Road, Visalia, California 93291 for the following purposes:

1.	To elect the following nominees to serve as directors of the Company until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:

Walter A. Dwelle	Fred P. LoBue, Jr.
Thomas A. Gaebe	Kenneth H. Macklin
Donald A. Gilles	Barry R. Smith
Philip R. Hammond, Jr.	Allan W. Stone
Russell F. Hurley

2.	To approve a non-binding advisory vote on executive compensation.

3.	To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2011.

4.	To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 24, 2011 are entitled to notice of and to vote at the meeting.

Provisions of the By-Laws of the Company govern nominations for election of members of the Board of Directors, as follows:

Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders.  Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the corporation owned by thenotifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee’s compliance with Section 2.3 of these by-laws.  The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee.  Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

Nominees for the Board of Directors must meet certain qualifications set forth in Section 2.3 of the Company’s By-Laws which prohibit the election as a director of any person (1) who is a director, officer, employee, agent, nominee, material consulting accountant, analyst, attorney or policy decision maker for any other financial institution, lender or bank holding company or affiliate or subsidiary thereof, or who has been or is the assignee or nominee of anyone who has any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, or with any officer, director, employee, agent, nominee, material consulting accountant, analyst, attorney or policy decision maker thereof, pursuant to which that person could be called upon to reveal or in any way utilize information obtained as a director, or pursuant to which that person will, directly or indirectly, attempt to effect or encourage any action of the Company or (2) with the exception of directors who are also employees of the Company, who does not hold as beneficial owner a minimum of $25,000 fair market value of the Corporation’s Common Stock, provided that the Board of Directors, in its sole discretion, may permit a person who does not satisfy one or more of the qualifications listed above to serve as a member of the Board of Directors following the Board’s determination that such action will not compromise the business plans or strategic focus of the Company.

All shareholders are cordially invited to attend the meeting in person.  To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting.  Any shareholder present at the meeting may vote personally on all matters properly brought before the meeting if the shareholder held his or her shares on the record date.  If you elect to vote personally at the meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Fred P. LoBue, Jr.
Fred P. LoBue, Jr.
Secretary

April 12, 2011
Visalia, California

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

Proxy Statement
of
Valley Commerce Bancorp

701 W. Main Street    •      Visalia, California  93291
Telephone (559) 622-9000     •     Fax (559) 636-1095

INFORMATION CONCERNING PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Valley Commerce Bancorp (the “Company”) at the Annual Meeting of Shareholders of the Company to be held at 6:00 p.m. on Tuesday, May 24, 2011 at the Visalia Country Club, Main Dining Room, 625 North Ranch Road, Visalia, California, and at any adjournments or postponements thereof (the “Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 12, 2011.

A form of proxy for voting your shares at the Meeting is enclosed.  Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking said proxy or a duly executed proxy bearing a later date.  In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person.  Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy.  If no specifications are given by a shareholder, then the proxy will be voted in favor of the election of the directors nominated by management, for approval of the non-binding advisory vote on executive compensation, for the ratification of the Board’s selection of independent accountants and in favor of such other business as may properly come before the Meeting, as described below.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was printed which may properly be presented for action at the Meeting. This may include action with respect to procedural matters pertaining to the conduct of the Meeting and election of a substitute in place of any nominee who is unable to serve or for good cause will not serve. The proxy also confers authority to cumulate votes in the discretion of the proxyholders if any shareholders requests cumulative voting in the election of directors.

The enclosed proxy is being solicited by the Company’s Board of Directors and the cost of the solicitation is being borne by the Company.  The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and employees of the Company.  The Company may, in its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies.  The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and the Company and others for their expenses in forwarding solicitation materials and such expenses as may be paid to any soliciting firm engaged by the Company.

Important Notice About the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 24, 2011

This proxy statement and the Company’s 2010 Annual Report to Shareholders are available at:
www.cfpproxy.com/3936

PURPOSES OF THE MEETING

The Meeting is being held for the following purposes:

1.	To elect nine directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

2.	To approve a non-binding advisory vote on executive compensation.

3.	To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2011.

4.	To consider and transact such other business as may properly be brought before the Meeting.

VOTING SECURITIES

Shareholders of record as of the close of business on March 24, 2011 (the “Record Date”) are entitled to notice of and to vote at the Meeting.  As of such date, the Company had 2,631,480 shares of common stock outstanding.  Unless indicated otherwise, all information set forth in this Proxy Statement regarding the outstanding shares of Valley Commerce Bancorp common stock has been adjusted to reflect stock dividends paid in prior years.

Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders have cumulative voting rights with respect to the election of directors.

Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, nine, multiplied by the number of votes held by the shareholder on the Record Date.  This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate or candidates’ name have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate the shareholder’s votes.  If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

Discretionary authority to cumulate votes is solicited in this Proxy Statement. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given at the Meeting.  In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated and allocated among nominees in the discretion of proxy holders, in accordance with the recommendations of the Board of Directors.

In the election of directors, the nine candidates receiving the highest number of votes will be elected.  The proposals to approve the non-binding advisory vote on executive compensation and to ratify the selection of Perry-Smith, LLP as the Company’s auditors each requires the affirmative vote of a majority of all shares represented and voted at the Meeting.

Broker non-votes and abstentions will not be counted, except for quorum purposes.  Broker non-votes and abstentions will have no effect on the election of directors.  In determining whether the requisite shareholder approval has been received for approval of the non-binding advisory vote on executive compensation and ratification of the selection of independent auditors, if the number of votes voted in favor constitutes a majority of the quorum, broker non-votes and abstentions will have no effect on the matter.  However, if the number of shares voted in favor does not constitute a majority of the required quorum, broker non-votes and abstentions will have the same effect as a vote against the matter.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The By-Laws of the Company provide the procedure for nomination and election of the Board of Directors.  This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting to the extent the proxies have authority to do so.  If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees, as shall be designated by the Board of Directors, or (ii) the number of nominees may be reduced.  The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.  The nine nominees receiving the highest number of votes at the Meeting will be elected.

Nominees for Director

The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.  For information pertaining to stock ownership of each of the nominees, reference can be made to the “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” section of this Proxy Statement.

Name	Age	Position With Company	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information
Walter A. Dwelle	65	Chairman and Director	19961	General Partner and Manager of Nella Oil Company, an oil marketing and convenience store operator, since 1988.

The Board nominated Mr. Dwelle based on his leadership abilities, long term ties to the local business community, and his broad business experience.  These attributes contribute to his effectiveness as the Chairman of the Board, Chairman of the Board’s Executive Committee, and member of many of the Board’s committees.  As a founding director, he has acquired extensive banking knowledge and experience serving through varying economic climates, and leading the Company’s strategic planning efforts.

Thomas A. Gaebe	60	Director	2003	Certified public accountant and partner in the public accounting firm of Vollmer, Daniel, Gaebe, & Grove since 1980.

The Board nominated Mr. Gaebe based on his professional accounting background and long term involvement with local businesses and community groups.  As the chairman of and designated financial expert for the Audit Committee, he provides valuable insights to the Board concerning complex accounting issues, and oversees the completion of the numerous audits and examinations required of the Bank.

Donald A. Gilles	67	Director	19961	Retired; Previously President and CEO of Valley Commerce Bancorp and Valley Business Bank from 1996 to June 2010;

Name	Age	Position With Company	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information

The Board nominated Mr. Gilles in recognition of his extensive professional banking knowledge and experience. Mr. Gilles is a career banker with 28 years of executive banking experience in the Company’s primary marketing area, and has strong ties to the Bank’s customer base.  As Chairman of the Compliance and Operational Risk Committee,  he enhances the Board’s ability to fulfill key oversight responsibilities.

Mr. Gilles retired as President and CEO effective June 30, 2010.

Philip R. Hammond, Jr.	63	Director	19991	President of Philip R. Hammond Construction, a commercial property development firm, since 1976; Partner of Tetra Property Management LLC since 1998; and Partner of D & H Vineyards since 1995.

The Board has nominated Mr. Hammond based on his broad business experience and his leadership on key risk management issues as chairman of the Asset/ Liability Committee.  His professional engineering background, his extensive experience in the real estate industry, and his knowledge of the local construction market allows him to provide valuable insights to the Board concerning many aspects of the Bank’s construction and real estate lending.

Russell F. Hurley	60	Vice Chairman and Director	19961	Attorney and shareholder with the law firm of Dowling, Aaron & Keeler as July 2010; prior to that he was an attorney and shareholder with the law firm of Hurley & Laird from 1982 to 2010.

The Board nominated Mr. Hurley based on his demonstrated leadership as Vice Chairman of the Board, member of the Board’s Executive Committee, and chairman of both the Loan Committee and the Compliance Committee; and for his experience as an attorney.  Having served as a director since the Bank’s opening, he has extensive knowledge of the Bank’s operations and has been with the Bank in varying economic climates.

Name	Age	Position With Company	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information
Fred P. LoBue, Jr.	70	Secretary and Director	19961
Chairman of the Board of LoBue Bros., Inc., a commercial orange packing house operation, since 1998; Chief Financial Officer from 1977 to 2010; a retained consultant, since 2010, and a director of LoBue Bros., Inc. since 1982; and, since 1983, President and Chairman of Harvest Container Corp., a manufacturer of corrugated boxes.

The Board nominated Mr. LoBue based on his corporate business knowledge and his leadership abilities. As founding director, Corporate Secretary, and member of the Board’s Executive Committee, he has extensive knowledge of the Bank’s operations and has directed the Bank through varying economic climates. His experience as an agri-business financial officer and direct involvement with significant issues affecting the local economy which allows him to provide the Board with valuable insights.

Kenneth H. Macklin	59	Director	20001
Owner and President of H.R. Macklin & Sons, Inc., an agricultural service company involved in the placement of long-term farm loans, appraisals, farm management and real estate brokerage, since 1994; and since 1990 Partner in Vintage Equipment Company, a farm equipment operation and leasing company.

The Board nominated Mr. Macklin based on his broad background in lending, finance and management, and his leadership as chairman of the Personnel/ Compensation Committee.  As owner of a firm providing financial and managerial services to the agricultural industry, he provides significant perspective to the Board on the agricultural real estate industry, and has strong ties to the business community in general.

Barry R. Smith	65	Director	2006	Ophthalmologist and founding partner of Eye Surgical and Medical Associates, since 1987.

The Board nominated Dr. Smith based on his general business background as owner of a professional medical practice.  He provides the Board with insights into the financial needs of health care businesses and, as a long term provider of medical services to the community, is closely tied to this important segment of the Bank’s customer base.

Name	Age	Position With Company	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information
Allan W. Stone	55	President, CEO and Director	2010
President and CEO of Valley Commerce Bancorp since June 30, 2010.  Mr. Stone served the Company as Executive Vice President and Chief Credit Officer from 1998 to 2010, and also served as Chief Operating Officer from 2009 to 2010.  Prior to that, he was Senior Vice President and Chief Credit Officer for Bank of Ventura from 1994 to 1998.

The Board nominated Mr. Stone based on his extensive professional banking knowledge and experience and his ability to participate as director on key decisions affecting shareholder value.  In addition, the Board believes that including the Company’s President and Chief Executive Officer on the Board assists the Board in keeping abreast of the Company’s operations and management.

1	Includes service as a director of Valley Business Bank, the predecessor institution of the Company.

There are no family relationships among any of the Company’s Executive Officers, directors or director nominees.

No director or nominee chosen by the Board of Directors is or during the past five years was a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

INFORMATION PERTAINING TO ELECTION OF DIRECTORS

Security Ownership of Directors and Management

The following table sets forth information as of the record date pertaining to beneficial ownership of the Company’s common stock (the sole class of voting stock outstanding) by current directors of the Company, nominees to be elected to the Board of Directors, and all directors and executive officers of the Company as a group.  As used throughout this Proxy Statement, the term “Executive Officer” refers to the President and Chief Executive Officer; the Executive Vice President and Chief Credit Officer and the Executive Vice President and Chief Financial Officer .  The information in the following table has been obtained from the Company’s records, or from information furnished directly by the individual or entity to the Company.

For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.

Name and Address of Beneficial Owner1	Relationship with Company	Amount and Nature of Beneficial Ownership2		Exercisable Options3	Percent of Class2
Walter A. Dwelle	Chairman and Director	105,604	4	3,872	4.01%
Roy O. Estridge	EVP and CFO	9,628		9,628	-	5
Thomas A. Gaebe	Director	36,234	6	23,017	1.37%
Donald A. Gilles	Director	39,592		14,471	1.50%
Philip R. Hammond, Jr.	Director	84,916	7	3,872	3.22%
Russell F. Hurley	Vice Chairman and Director	61,964	8	3,872	2.35%
William R. Kitchen	EVP and CCO	3,300	13	1,000	-
Fred P. LoBue, Jr.	Secretary and Director	68,368	9	3,872	2.59%
Kenneth H. Macklin	Director	25,983	10	3,872	-	5
Barry R. Smith	Director	24,009	11	12,577	-	5
Allan W. Stone	President, CEO and Director	12,137	12	8,800	-	5
All directors and executive officers as a group (11 in number)

1	Except as shown, the address for all persons is c/o Valley Commerce Bancorp, 701 W. Main Street, Visalia California, 93291.

2
Includes shares beneficially owned as shown in the “Exercisable Options” column, both directly and indirectly together with associates.  Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.  Listed amounts include stock dividends paid to shareholders in prior years.

3	Indicates number of shares subject to options exercisable at April 12, 2011.

4	Includes 40,294 shares held in a personal Individual Retirement Account.

5	Represents less than one percent of the outstanding shares of the Company’s Common Stock.

6	Includes 5,933 shares held in an Individual Retirement Account.

7	Includes 41,470 shares held by the Philip R. Hammond Construction Company Profit Sharing Plan.

8	Includes 24,427 shares held by Milru Ranch Company, of which he is a general partner, and 5,373 shares held in an Individual Retirement Account.

9	Includes 4,530 shares held in the name of Donna S. LoBue, his wife, and 17,831 shares held in an Individual Retirement Account.

10	Includes 11,935 shares held by Vintage Equipment Profit Sharing Plan.

11	Includes 481 shares held by the Barry Smith MD Pension Plan and 2,430 shares held by Eye Surgical & Medical Associates FBO Barry Smith.

12	Includes 1,214 shares held in an Individual Retirement Account and 1,000 shares of restricted stock which vest on February 15, 2013.

13	Includes 300 shares held in an Individual Retirement Account.

Principal Shareholders

No persons are known to management to own directly or indirectly, more than five percent of the Company’s issued and outstanding shares of common stock, except as follows:

Name and address of beneficial owner	Amount of Beneficial Ownership	Percent of Class
The Banc Fund Company, LLC 208 South LaSalle Street Chicago, Illinois 60604	220,829	8.47%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	141,037	5.36%
Change In Control

Management is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and of President and Chief Executive Officer are held by different persons. The Company’s Chairman is an independent director. This has been the case since the Company’s inception.  The Board of Directors believes that this structure is appropriate because it provides segregation of duties between managing the operations of the Company and leadership of the Board.

The Board of Directors is responsible for overseeing risk management for the Company, although the Company’s management is responsible for the day-to-day management of risks. The full Board engages in periodic discussions related to risk management with executive officers and other employees as the Board deems appropriate.  In addition, committees of the Board of Directors are responsible for overseeing certain specific areas of risk management.  For example, the Loan Committee focuses on risks related to credit and the Asset Liability Committee has oversight for risks relating to liquidity and changes in interest rates. The Audit Committee reviews and approves the annual audit plans for the Company.  The Board also assigns other specific risk-related assessment matters to these committees from time to time.

Committees of the Board Of Directors

           The Board has standing Audit, Personnel/Compensation, Loan, Asset Liability, Compliance and Operational Risk, and Executive Committees, which are described below.  Actions taken by each committee are reported to the full Board, usually at its next meeting.

Audit Committee

The members of the Audit Committee are Thomas A. Gaebe, Committee Chairman, Walter A. Dwelle, Fred P. LoBue, Jr., Russell F. Hurley, and Donald A. Gilles. All members of the Audit Committee are deemed independent under the SEC rules and NASDAQ listing standards applicable to audit committee members.  The Board of Directors has determined that Mr. Gaebe qualifies for designation as a financial expert member of the Audit Committee for purposes of the Sarbanes-Oxley Act.  Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933.  The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The principal duties of the Audit Committee are the following:  (i) engage a firm of independent certified public accountants on behalf of the Company; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with the Company’s financial management, internal audit management and independent certified public accountants to review matters relating to internal control over financial reporting, the internal audit program, the Company’s accounting practices and procedures and other matters relating to the financial condition of the Company and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters.  The Audit Committee met seven times during 2010.

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Valley Commerce Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board of Directors and the Audit Committee have reviewed Valley Commerce Bancorp’s audited financial statements and discussed such statements with management.  The Board of Directors and the Audit Committee have discussed with Perry-Smith LLP, the Company’s independent auditors during the 2010 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Perry-Smith LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management.  The Audit Committee has also considered whether the independent auditors’ provision of non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Valley Commerce Bancorp’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Thomas A. Gaebe, Committee Chairman
Walter A. Dwelle
Fred P. LoBue, Jr.
Russell F. Hurley
Donald A. Gilles

Personnel/Compensation Committee

The members of the Personnel/Compensation Committee are Kenneth H. Macklin, Committee Chairman, Philip R. Hammond, Jr., Fred P. LoBue, Jr., and Barry R. Smith.  All members are independent under standards for director independence established by Nasdaq.

The principal duties of the Personnel/Compensation Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to the Company’s executive officers; and (iii) overseeing the development of corporate-wide compensation and benefit policies, the development of the Company’s personnel policies, the Company’s compliance with laws and regulations pertaining to personnel, compensation and employment matters, and the development of employee training and internal communications programs.  The Personnel/Compensation Committee met six times during 2010.

The Personnel/Compensation Committee considers a number of factors when determining executive and director compensation including the Company's compensation levels and practices compared to industry peers.  Incentive compensation for executives is based on the achievement of challenging performance measures that the Personnel/Compensation Committee believes provide substantial benefit to shareholders.  During 2010, the Personnel/Compensation Committee engaged a compensation consultant to assist in formulating recommendations to the Board of Directors on executive and director compensation.  The compensation consultant evaluated the Company's current practices to ensure compliance with legislative and regulatory requirements and further advised the Personnel/Compensation Committee on current industry practices and trends for director compensation, executive management base compensation, incentive compensation, equity compensation strategies, post-retirement benefits, and related topics.

Loan Committee

The members of the Loan Committee are Russell F. Hurley, Committee Chairman, Walter A. Dwelle, Donald A. Gilles, Philip R. Hammond, Jr., Kenneth H. Macklin, and Allan W. Stone.

The Loan Committee is responsible for the approval and supervision of loans and overseeing the development of the Company’s loan policies and procedures.  The Loan Committee met 21 times during 2010.

Asset Liability Committee

The members of the Asset Liability Committee are Philip R. Hammond, Jr., Committee Chairman, Walter A. Dwelle, Thomas A. Gaebe, Donald A. Gilles, Barry R. Smith, and Allan W. Stone.

The Asset Liability Committee is responsible for overseeing (i) the development of policies and procedures related to asset liability management, including management of interest rate risk and liquidity risk, and (ii) the Company’s adherence to such policies and procedures.  The Asset Liability Committee met ten times during 2010.

Compliance Committee

The members of the Compliance Committee are Donald A. Gilles, Committee Chairman, Russell F. Hurley, Fred P. LoBue, Jr., and Kenneth H. Macklin.

The Compliance Committee is responsible for overseeing the Company’s compliance with the federal and state laws and regulations that govern the business and activities of a registered bank holding company and a California state-chartered commercial bank, including the Community Reinvestment Act and the laws and regulations pertaining to equal credit opportunity.  The Compliance Committee met once during 2010.

Executive Committee

The members of the Executive Committee are Walter A. Dwelle, Committee Chairman, Allan W. Stone, Russell F. Hurley, and Fred P. LoBue, Jr.

The Executive Committee has the authority of the Board in the management of the Company during the intervals between meetings of the Board. It also determines the base salary of the President and Chief Executive Officer. The Executive Committee met eleven times during 2010.

Valley Commerce Bancorp does not have a nominating committee.  The Executive Committee performs the functions of a nominating committee.  In this capacity, the Executive Committee develops recommendations of candidates for election or appointment to the board of directors and considers the qualifications that are appropriate in a candidate.  The board of directors has determined that all members of the Executive Committee other than Mr. Stone are independent under standards for director independence established by NASDAQ.  Mr. Stone does not participate in voting with respect to nomination of candidates for director.

The Executive Committee acting as nominating committee does not have a formal policy with regard to consideration of director candidates recommended by shareholders. The Executive Committee has never received such a recommendation.  If it were to receive one, the Executive Committee’s informal policy would be to consider the recommendation in good faith in light of (i) the minimum qualifications for directors set forth in the Bylaws and (ii) whether the recommended candidate would improve the overall expertise, experience and judgment of the Board of Directors.

The Company identifies new director candidates through recommendations from existing directors and through other business associates of the Company.  The Company has not paid a fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential nominees.

Committee Charters

The Audit Committee and Personnel/Compensation Committee charters are available on the Bank’s website at www.valleybusinessbank.net.  The Executive Committee, which functions as the Company’s nominating committee, does not have a charter concerning its activities as a  nominating committee.

Code of Ethics

The Company has a code of ethics for its chief executive officer, chief financial officer and persons performing similar functions as described in the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission.  A copy of the code of ethics can be obtained, without cost, by writing to the Corporate Secretary, Valley Commerce Bancorp, 701 W. Main Street, Visalia, California 93291.

Attendance at Meetings

The Board held twelve regular meetings and no special meetings during 2010.  All of the directors attended at least 75% of these meetings and of the meetings of the committees on which they served.  The Company’s policy is that all directors should attend the Annual Meeting of Shareholders unless they cannot attend because of hardship, health reasons or other urgent Company-related business.  All directors attended the 2010 Annual Meeting of Shareholders.

Compensation Committee Interlocks and Insider Participation

No member of our Personnel/Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as members of our Board of Directors or Personnel/Compensation Committee.

Indebtedness of Directors and Management

Some of the Company’s directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank’s business, and the Company expects these persons to have such ordinary banking transactions with the Bank in the future.  In the opinion of management of the Company, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectibility or present other unfavorable features.  While the Company does not have any limits on the aggregate amount it may lend to directors and executive officers as a group, loans to individual directors and officers must comply with the Company’s lending policies and statutory lending limits.  In addition, prior approval of the Company’s Board of Directors is required for all such loans.

Transactions With Directors and Management

In 2010 there were no material transactions between the Company and any of the Company’s directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

Director Independence

The Board has determined that each of the Company’s directors is an independent director for purpose of the rules of NASDAQ, other than Mr. Stone, who is the Company’s President and Chief Executive Officer and Mr. Gilles, who was the Company’s President and Chief Executive Officer until June 30, 2010.

EXECUTIVE COMPENSATION

Executive Officers of the Company

Set forth below is certain information with respect to the Executive Officers of the Company.

Name	Age	Position	Officer Since
Allan W. Stone	55	President and Chief Executive Officer	19981
Roy O. Estridge	56	EVP and Chief Financial Officer and Chief Operating Officer	20021
William R. Kitchen	55	EVP and Chief Credit Officer	2010

1
Includes services as an officer of Valley Business Bank, the predecessor institution of the Company.  Prior to becoming President and Chief Executive Officer, Mr. Stone served as the Company’s Executive Vice President and Chief Credit Officer from 1998 to 2010, and also served as Chief Operating Officer from 2009 to 2010.

A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

Roy O. Estridge has served as the Company’s Executive Vice President and Chief Operating Officer and Chief Financial Officer since July 2010.  Prior to that he served as the Company’s Executive Vice President and Chief Financial Officer since 2002.  Prior to that, he was Vice President and Chief Financial Officer for Valley AgCredit in Visalia, California from 1992 to 2002.

William R. Kitchen joined the Company as Executive Vice President and Chief Credit Officer in March 2010.  Prior to that, he was Regional Vice President for Westamerica Bank (successor to County Bank) since 2009, Regional Vice President for County Bank (successor to Stockmen’s Bank) since 2007, and Executive Vice President for Stockmen’s Bank since 1997.

Summary Compensation Table

The following table sets forth information concerning the compensation of the two persons who served as our Chief Executive Officer during 2010 and our two other most highly compensated executive officers during 2010:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Stock Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Allan W. Stone President and Chief Executive Officer (4)	2010 2009	$184,840 168,750	0 0	$8,800 0	0 0	0 0	n/a n/a	$7,760 14,513	$203,400 183,263
Donald A. Gilles Former President and Chief Executive Officer (6)	2010 2009	$105,842 199,079	0 0	0 0	0 0	0 0	n/a n/a	$3,313 127,522	109,155 326,601
Roy O. Estridge Executive Vice President and Chief Financial / Operating Officer (5)	2010 2009	$187,130 172,389	0 0	$0 0	$5,195 0	0 0	n/a n/a	$5,648 11,385	$197,973 183,774
William R. Kitchen Executive Vice President And Chief Credit Officer (7)	2010	$112,039	0	$0	$5,195	0	n/a	$1,443	$118,677

(1)
Reflects fair market value of equity awards on the grant dated January 1, 2011, determined in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for 2010 included in our annual report on Form 10-K for the year ended December 31, 2010.

(2)	Amount in this column includes 1,000 shares of restricted stock valued at fair market value at date of grant, February 15, 2011, which vest on February 15, 2013.

(3)	The amounts set forth in this column for 2010 include the following:

	Mr. Stone	Mr. Estridge	Mr. Kitchen	Mr. Gilles

401(k) matching contribution	$5,425	$4,950	$1,065	$2,134
Country club dues	1,637	-	-	-
Contribution to Supplemental Retirement and Life Insurance Plan	698	698	378	1,179

Total	$7,760	$5,648	$1,443	$3,313

(4)	Allan Stone served as both the Company’s Chief Credit Officer and Chief Operating Officer until June 30, 2010. He was appointed President and Chief Executive Officer on July 1, 2010.

(5)
Roy O. Estridge served as both the Company’s Chief Operating Officer and Chief Financial Officer commencing July 2010.  He served as Executive Vice President and Chief Financial Officer prior to that time.

(6)	Retired as President and Chief Executive Officer on June 30, 2010

(7)	William R. Kitchen joined the Company in March 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the exercisable and unexercisable stock options at December 31, 2010 held by the individuals named in the Summary Compensation Table:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable(1)		Number of securities underlying unexercised options (#) Unexercisable(1)	Option exercise Price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)

Allan W. Stone President and Chief Executive Officer	5,277 957 4,410 -	(1) (1) (1)	- - 1,764 -	$6.16 10.45 13.15 -	10/16/2011 02/17/2014 12/18/2017 -	— — — 1,000	(3)	— — — $8,800
Donald A. Gilles Former President and Chief Executive Officer	6,333 957 5,513 2,872 1,000	(1) (1) (1) (5) (4)	- - 2,204 - -	$6.16 10.45 13.15 10.45 8.20	10/16/2011 02/17/2014 12/18/2017 02/17/2014 01/01/2021	— — — — —		— — — — —
Roy O. Estridge Executive Vice President and Chief Financial / Operating Officer	5,025 957 4,410 1,000	(1) (1) (1) (2)	- - 1,764 -	$6.79 10.45 13.15 8.20	11/20/2012 02/17/2014 12/18/2017 01/01/2021	— — — —		— — — —
William R. Kitchen Executive Vice President and Chief Credit Officer	1,000	(2)	-	$8.20	01/01/2021	—		—

(1)	The incentive options vest 20% annually from grant date in five equal installments on the anniversaries of grant date.

(2)	The incentive options were 100% vested on date of grant.

(3)	Restricted shares vest two years from date of grant.

(4)	The non-statutory stock options were 100% vested on date of grant.

(5)	The non-statutory vest 25% annually from grant date in four equal installments on the anniversaries of grant date.

Option Exercises and Stock Vested in 2010

The following table presents information regarding stock options exercised by each of the Executive Officers in 2010 and the aggregate dollar amount realized on exercise.

Option Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)

Allan W. Stone	--	--
Donald A. Gilles	--	--
Roy O. Estridge	--	--
William R. Kitchen	--	--

(1)
The aggregate dollar value realized upon the exercise of an option represents the difference between the market price of the underlying shares on the date of exercise and the exercise price of the option.

DIRECTOR COMPENSATION

As the only director on the Company’s Board of Directors who also is an employee, Mr. Stone does not receive any additional compensation for his service as a member of the Company’s Board of Directors.  The Company’s non-employee directors each receive an annual retainer fee of $7,500.  In addition, each non-employee director also receives between $200 to $500 per meeting, depending on the committee and if they are a committee chairman or member.  Total directors fees paid in 2010 were $164,825.

The following table summaries 2010 compensation for non-employee directors:

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	Total ($)
David B. Day (3)	$6,500	$—	$6,500
Walter A. Dwelle	26,525	5,195	31,720
Thomas A. Gaebe	17,750	5,195	22,945
Donald A. Gilles (4)	11,325	5,195	28,520
Philip R. Hammond, Jr.	23,325	5,195	31,270
Russell F. Hurley	26,075	5,195	24,195
Fred P. LoBue, Jr.	19,000	5,195	24,445
Kenneth H. Macklin	19,250	5,195	20,270
Barry R. Smith	15,075	5,195	16,520

(1)	All director meeting fees are paid monthly. Total director meeting fees for 2010 were $104,825. The director retainer fees are paid quarterly. Total director retainer fees for 2010 were $60,000.

(2)
 Reflects fair market value of equity awards on the grant date determined in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for 2010 included in our annual report on Form 10-K for the year ended December 31, 2010.

(3)	Retired as Director on June 30, 2010.

(4)	Retired as President and Chief Executive Officer on June 30, 2010.

As of December 31, 2010, the Company had 71,629 non-qualified stock options outstanding to directors of the Company, of which 69,425 were exercisable.  All stock options were granted at an exercise price of not less than one hundred percent (100%) of the fair market value of the stock on the date of the grant.  All option amounts are adjusted to reflect stock splits and stock dividends.

Each option granted expires no later than ten (10) years from the date the option was granted.  The vesting of non-qualified stock options occurs at a rate of 20% at date of grant and 20% per year afterward for a 100% vesting after the completion of four years of service.  The non-qualified stock options granted in 2011 are 100% vested on the date of grant.

RECOMMENDATION OF THE BOARD OF DIRECTORS

You are urged to vote “FOR” Proposal One: To elect the nine nominees set forth herein to serve until the next annual meeting of the shareholders and until their respective successors shall be elected and qualified:  Walter A. Dwelle, Thomas A. Gaebe, Donald A. Gilles, Philip R. Hammond, Jr., Russell F. Hurley, Fred P. LoBue, Jr., Kenneth A. Macklin, Barry R. Smith, and Allan W. Stone.  If no instruction is given with a signed proxy, the proxy holders intend to vote for each nominee listed.

PROPOSAL TWO:

APPROVAL OF AN ADVISORY PROPOSAL ON
THE COMPANY’S COMPENSATION OF EXECUTIVES

Following the enactment of the Emergency Economic Stabilization Act in October 2008 and with the encouragement of its bank regulators, the Company applied and was approved for the receipt of funds under the U.S. Treasury Department’s TARP Capital Purchase Program.  On January 30, 2009, the Company sold $7.7 million of its preferred stock to Treasury under this program.

On February 17, 2009, the President signed into law the American Recovery and Reinvestment Act of 2009.  One of its provisions requires that any recipient of funds from Treasury under its TARP Capital Purchase Program permit shareholders to vote to approve, on a non-binding basis, the compensation of executives, as disclosed in a company’s proxy statement.

This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program through the following resolution:

“RESOLVED, that the shareholders approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the executive compensation discussion, the compensation tables and any related material) in the Company’s proxy statement for the annual meeting of shareholders.”

The Company’s compensation policies and procedures and actual compensation paid are described in this Proxy Statement in the related compensation tables and narrative.  The Board of Directors believes that the Company’s compensation policies and procedures are appropriate for our institution and are aligned with the long-term interests of our shareholders.

Accordingly, the Company asks that shareholders endorse its compensation practices by voting in favor of this proposal.  Approval requires the affirmative vote of holders of a majority of the shares present and voting at the meeting and which also constitute a majority of the required quorum.  Because this vote is advisory, it will not be binding upon the Board or create or imply any additional fiduciary duty by the Board.  However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” approval of the Company’s compensation of its executives as disclosed in this proxy statement.

PROPOSAL THREE:

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Perry-Smith LLP has served as the independent certified public accountants for the Company and the Bank since 2003.  At the 2011 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

RESOLVED, that the selection of Perry-Smith LLP as the independent certified public accountants of Valley Commerce Bancorp for the fiscal year ending December 31, 2011 is hereby ratified.

If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Audit Committee.  Even if the selection is ratified, the Audit Committee reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Audit Committee decides that such a change would be in the best interests of the Company and its shareholders.

The services to be provided during the fiscal year ending December 31, 2011 by Perry-Smith LLP include the examination and reporting of the financial status of the Company.  These services have been and will be furnished at customary rates and terms.  There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

A representative of Perry-Smith, LLP is expected to attend the 2011 Annual Meeting of Shareholders.  The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholders’ inquiries.

Fees Billed by Perry-Smith, LLP During 2010 and 2009

The aggregate amount of fees billed by Perry-Smith, LLP for professional services during the fiscal years ended December 31, 2010 and 2009 was as follows:

	2010	2009
Audit Fees (1)	$182,000	$180,000
Audit-Related Fees (2)	2,000	3,000
Tax Fees (3)	24,000	25,000
All Other Fees (4)	5,000	11,000
Total	$213,000	$219,000

(1)      Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)      Audit-related represent fees for professional services such as technical accounting, consulting and research.

(3)      Tax services consist of compliance fees for the preparation of tax returns and tax payment-planning services.  Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(4)      All other fees consist primarily of consulting services.

Pre-Approval of Non-Audit Services

The Audit Committee must pre-approve any non-audit services by the independent auditors and the related fees to be paid for such services.  The Audit Committee has pre-approved all fees for professional services rendered.  The Audit Committee considers whether the engagement of the independent auditors for any non-audit services is permitted by the rules of the Securities and Exchange Commission and whether it might impair the independence of the independent auditors.

The Company’s Audit Committee has considered whether its auditor’s provision of the services described above as “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining the independence of its auditors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Shareholders are urged to vote “FOR” Proposal Three: To ratify the selection of Perry-Smith LLP to serve as the Company’s auditors for the fiscal year ending December 31, 2011.  The proxy holders intend to vote all proxies they hold in favor of approving the ratification of Perry-Smith LLP as the Company’s auditors for the fiscal year ending December 31, 2011 (unless the shareholders direct otherwise).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and 10% shareholders file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons are also required to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the Section 16(a) forms furnished to the Company during and with respect to the 2010 fiscal year, no person failed to comply with the filing requirements of Section 16(a).

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Board of Directors or to individual directors.  These communications should be addressed to Board of Directors, Valley Commerce Bancorp, 701 W. Main Street, Visalia, California 93291. These written communications will be provided to the Chair of the Executive Committee who will determine further distribution based on the nature of the information in the communication.

 ADDITIONAL INFORMATION

A copy of the Annual Report of the Company on Form 10-K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Valley Commerce Bancorp, 701 W. Main Street, Visalia, California, 93291.

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.  Such a request should be made to the Corporate Secretary, Valley Commerce Bancorp, 701 W. Main Street, Visalia, California, 93291, (559) 622-9000.  Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

OTHER BUSINESS

If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment.  Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

OTHER MATTERS

Shareholder proposals intended to be presented for consideration at the 2011 Annual Meeting of Shareholders and to be included in the Company’s Proxy Statement for that meeting must be received by the Company no later than December 16, 2011.

VALLEY COMMERCE BANCORP
/s/ Fred P. LoBue, Jr.
Fred P. LoBue, Jr.
Secretary

Visalia, California
April 12, 2011

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY VALLEY COMMERCE BANCORP	For	With- held	For All Except
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS	1. To elect as directors the nominees set forth below:	☐	☐	☐
The undersigned shareholder of Valley Commerce Bancorp (the “Company”) hereby nominates, constitutes and appoints Russell F. Hurley and Philip R. Hammond, Jr., and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Valley Commerce Bancorp held of record by the undersigned as of March 24, 2011, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at the Visalia Country Club, Main Dining Room, 625 North Ranch Road, Visalia, California 93291, on Tuesday, May 24, 2011 at 6:00 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

Walter A. DwellePhilip R. Hammond, Jr.          Kenneth H. Macklin
Thomas A. GaebeRussell F. Hurley            Barry R. Smith
Donald A. Gilles       Fred P. LoBue, Jr.                   Allan W. Stone

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
	2. To approve the non-binding advisory proposal concerning the compensation of the Company’s executives.	☐	☐	☐
		For	Against	Abstain
	3. To ratify the Board of Directors’ selection of Perry-Smith, LLP, independent public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2011.	☐	☐	☐

4. To transact such other business as may properly come before the meeting.
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THIS MEETING. ² ☐

Please be sure to date and sign this proxy card in the box below.	Date	Please indicate the number of persons who will attend: _____________ Number of Shares: _______________
Sign above Co-holder (if any) sign above		THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE “FOR” EACH OF THE ABOVE PROPOSALS.

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

VALLEY COMMERCE BANCORP

IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/3936